Exhibit (h)(3)

Exhibit A to the Amended and Restated Fund Accounting Agreement

Separate Series of the Innovator ETFs Trust

Funds with an expense cap structure and where Non-Defined Outcome Minimums apply

Innovator IBD® 50 ETF

Funds with a unitary fee structure and where Non-Defined Outcome Minimums apply

Innovator IBD® Breakout Opportunities ETF

Innovator Loup Frontier Tech ETF

Innovator S&P Investment Grade Preferred ETF

Innovator Laddered Allocation Buffer ETF

Innovator Laddered Allocation Power Buffer ETF

Innovator Hedged TSLA Strategy ETF

Innovator Uncapped Accelerated U.S. Equity ETF

Innovator Gradient Tactical Rotation Strategy ETF

Innovator Equity Managed Floor ETF

Innovator Nasdaq-100® Managed Floor ETF

Innovator Hedged Nasdaq-100 ETF

Funds with a unitary fee structure and where Defined Outcome Minimums apply

Innovator U.S. Equity Buffer ETF – January

Innovator U.S. Equity Buffer ETF – February

Innovator U.S. Equity Buffer ETF – March

Innovator U.S. Equity Buffer ETF – April

Innovator U.S. Equity Buffer ETF – May

Innovator U.S. Equity Buffer ETF – June

Innovator U.S. Equity Buffer ETF – July

Innovator U.S. Equity Buffer ETF – August

Innovator U.S. Equity Buffer ETF – September

Innovator U.S. Equity Buffer ETF – October

Innovator U.S. Equity Buffer ETF – November

Innovator U.S. Equity Buffer ETF – December

Innovator U.S. Equity Power Buffer ETF – January

Innovator U.S. Equity Power Buffer ETF – February

Innovator U.S. Equity Power Buffer ETF – March

Innovator U.S. Equity Power Buffer ETF – April

Innovator U.S. Equity Power Buffer ETF – May

Innovator U.S. Equity Power Buffer ETF – June

Innovator U.S. Equity Power Buffer ETF – July

Innovator U.S. Equity Power Buffer ETF – August

Innovator U.S. Equity Power Buffer ETF – September

Innovator U.S. Equity Power Buffer ETF – October

Innovator U.S. Equity Power Buffer ETF – November

Innovator U.S. Equity Power Buffer ETF – December

Innovator U.S. Equity Ultra Buffer ETF – January

Innovator U.S. Equity Ultra Buffer ETF – February

Innovator U.S. Equity Ultra Buffer ETF – March

Innovator U.S. Equity Ultra Buffer ETF – April

Innovator U.S. Equity Ultra Buffer ETF – May

Innovator U.S. Equity Ultra Buffer ETF – June

Innovator U.S. Equity Ultra Buffer ETF – July

Innovator U.S. Equity Ultra Buffer ETF – August

Innovator U.S. Equity Ultra Buffer ETF – September

Innovator U.S. Equity Ultra Buffer ETF – October

Innovator U.S. Equity Ultra Buffer ETF – November

Innovator U.S. Equity Ultra Buffer ETF – December

Innovator International Developed Power Buffer ETF – January

Innovator International Developed Power Buffer ETF – February

Innovator International Developed Power Buffer ETF – March

Innovator International Developed Power Buffer ETF – April

Innovator International Developed Power Buffer ETF – May

Innovator International Developed Power Buffer ETF – June

Innovator International Developed Power Buffer ETF – July

Innovator International Developed Power Buffer ETF – August

Innovator International Developed Power Buffer ETF – September

Innovator International Developed Power Buffer ETF – October

Innovator International Developed Power Buffer ETF – November

Innovator International Developed Power Buffer ETF – December

Innovator Emerging Markets Power Buffer ETF – January

Innovator Emerging Markets Power Buffer ETF – April

Innovator Emerging Markets Power Buffer ETF – July

Innovator Emerging Markets Power Buffer ETF – October

Innovator U.S. Small Cap Power Buffer ETF – January

Innovator U.S. Small Cap Power Buffer ETF – April

Innovator U.S. Small Cap Power Buffer ETF – June

Innovator U.S. Small Cap Power Buffer ETF – July

Innovator U.S. Small Cap Power Buffer ETF – August

Innovator U.S. Small Cap Power Buffer ETF – October

Innovator Growth-100 Power Buffer ETF – January

Innovator Growth-100 Power Buffer ETF – April

Innovator Growth-100 Power Buffer ETF – June

Innovator Growth-100 Power Buffer ETF – July

Innovator Growth-100 Power Buffer ETF – August

Innovator Growth-100 Power Buffer ETF – October

Innovator 20+ Year Treasury Bond 5 Floor ETF – Quarterly

Innovator 20+ Year Treasury Bond 9 Buffer ETF – July

Innovator Double Stacker ETF – January

Innovator Double Stacker 9 Buffer ETF – January

Innovator Triple Stacker ETF – January

Innovator U.S. Equity Accelerated ETF – January

Innovator U.S. Equity Accelerated ETF – April

Innovator U.S. Equity Accelerated ETF – July

Innovator U.S. Equity Accelerated ETF – October

Innovator U.S. Equity Accelerated Plus ETF – January

Innovator U.S. Equity Accelerated Plus ETF – April

Innovator U.S. Equity Accelerated Plus ETF – July

Innovator U.S. Equity Accelerated Plus ETF – October

Innovator U.S. Equity Accelerated 9 Buffer ETF – January

Innovator U.S. Equity Accelerated 9 Buffer ETF – April

Innovator U.S. Equity Accelerated 9 Buffer ETF – July

Innovator U.S. Equity Accelerated 9 Buffer ETF – October

Innovator Growth Accelerated Plus ETF – January

Innovator Growth Accelerated Plus ETF – April

Innovator Growth Accelerated Plus ETF – July

Innovator Growth Accelerated Plus ETF – October

Innovator U.S. Equity Accelerated ETF – Quarterly

Innovator Growth Accelerated ETF – Quarterly

Innovator Defined Wealth Shield ETF

Innovator Buffer Step-Up Strategy ETF

Innovator Power Buffer Step-Up Strategy ETF

Innovator Premium Income 10 Barrier ETF – January

Innovator Premium Income 10 Barrier ETF – April

Innovator Premium Income 10 Barrier ETF – July

Innovator Premium Income 10 Barrier ETF – October

Innovator Premium Income 20 Barrier ETF – January

Innovator Premium Income 20 Barrier ETF – April

Innovator Premium Income 20 Barrier ETF – July

Innovator Premium Income 20 Barrier ETF – October

Innovator Premium Income 30 Barrier ETF – January

Innovator Premium Income 30 Barrier ETF – April

Innovator Premium Income 30 Barrier ETF – July

Innovator Premium Income 30 Barrier ETF – October

Innovator Premium Income 40 Barrier ETF – January

Innovator Premium Income 40 Barrier ETF – April

Innovator Premium Income 40 Barrier ETF – July

Innovator Premium Income 40 Barrier ETF – October

Innovator Equity Defined Protection ETF – 2 Yr to July 2025

Innovator Equity Defined Protection ETF – 2 Yr to January 2026

Innovator Equity Defined Protection ETF – 2 Yr to April 2026

Innovator Equity Defined Protection ETF – 2 Yr to July 2026

Innovator Equity Defined Protection ETF – 1 Yr July

Innovator Equity Defined Protection ETF – 1 Yr August

Innovator Equity Defined Protection ETF – 6 Mo Jan/Jul

Innovator Premium Income 9 Buffer ETF – January

Innovator Premium Income 9 Buffer ETF – April

Innovator Premium Income 9 Buffer ETF – July

Innovator Premium Income 9 Buffer ETF – October

Innovator Premium Income 15 Buffer ETF – January

Innovator Premium Income 15 Buffer ETF – April

Innovator Premium Income 15 Buffer ETF – July

Innovator Premium Income 15 Buffer ETF – October

Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly

Innovator U.S. Equity 10 Buffer ETF – Quarterly

Innovator Nasdaq-100 10 Buffer ETF – Quarterly

Innovator U.S. Small Cap 10 Buffer ETF – Quarterly

Innovator International Developed 10 Buffer ETF – Quarterly

Innovator Emerging Markets 10 Buffer ETF – Quarterly

4